UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2005 (March 3, 2005)

O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)

(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     (a) As discussed in its press release dated March 4, 2005, the Company intends to restate certain of its previously filed annual and quarterly financial statements. The decision is the result of a review of the Company’s accounting for lease transactions following the issuance of a recent letter issued by the Office of the Chief Accountant of the Securities and Exchange Commission to the American Institute of Certified Public Accountants expressing its views regarding certain operating lease accounting issues and their application under generally accepted accounting principles. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

     In light of this letter, management initiated a review of its lease-related accounting methods. Based on this review, as well as discussions with the Company’s independent auditors and its Audit Committee, the Company determined that the Company’s accounting for leases was not in conformity with GAAP as described in the SEC’s letter. Accordingly, on March 3, 2005, management and the Audit Committee determined that the Company would be required to restate its previously issued consolidated financial statements, including those contained in the Company’s Annual Report on Form 10-K for the fiscal years ended December 29, 2002 and December 28, 2003, and those in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended April 18, 2004, July 11, 2004 and October 3, 2004. Further, management and the Audit Committee have determined that the Company’s unaudited consolidated financial results included in the Company’s press release issued on February 3, 2005 should likewise no longer be relied upon.

     Due to the time and effort involved in determining the effect of these adjustments on the Company’s historical financial statements, the Company intends to file a Form 12b-25 and to delay the filing of its Annual Report on Form 10-K for the fiscal year ended December 26, 2004, which the Company now expects to file on or before March 28, 2005. The Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2004 will include disclosure of the effects of the adjustments on the financial statements of each of the periods included in the audited financial statements. The Company also intends to file amended quarterly reports for the fiscal quarters ended April 18, 2004, July 11, 2004 and October 3, 2004.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

99.1	Press Release dated March 4, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer, Secretary and Treasurer

Date: March 4, 2005

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated March 4, 2005

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